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                                   EXHIBIT 25



                                    FORM T-1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)   / /

                                ---------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                    (Zip code)

                                ---------------

                            KABELMEDIA HOLDING GMBH
              (Exact name of obligor as specified in its charter)

Federal Republic of Germany                                 Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Oberer Steinweg 10
08523 Plauen, Germany                                       (###-##-####) 26060
(Address of principal executive offices)                    (Zip code)

                                ---------------

                         % Senior Discount Notes due 2006
                      (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                Name                                    Address
- --------------------------------------------------------------------------------
    Superintendent of Banks of the State of      2 Rector Street, New York,
    New York                                     N.Y. 10006, and Albany, N.Y.
                                                 12203

    Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                 N.Y. 10045

    Federal Deposit Insurance Corporation        Washington, D.C. 20429

    New York Clearing House Association          New York, New York

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None. (See Note on page 3.)

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

    1.  A copy of the Organization Certificate of The Bank of New York
        (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


                                      -2-

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        6.      The consent of the Trustee required by Section 321(b) of the
                Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

        Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

        Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 1996.


                                       THE BANK OF NEW YORK



                                       By:    /s/ LLOYD A. MCKENZIE
                                           -----------------------------------
                                           Name:  LLOYD A. MCKENZIE
                                           Title: ASSISTANT VICE PRESIDENT